EXHIBIT NO. 10.47

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of July 26, 2002 among GERBER SCIENTIFIC, INC. (the "Borrower"), WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WACHOVIA BANK, N.A. AND FIRST UNION NATIONAL BANK), as Agent (the "Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION, FLEET NATIONAL BANK, BNP PARIBAS, JPMORGAN CHASE BANK (FORMERLY THE CHASE MANHATTAN BANK), ABN AMRO BANK N.V., CITIZENS BANK OF MASSACHUSETTS, HARRIS TRUST AND SAVINGS BANK and GE CAPITAL CFE, INC. (collectively, the "Banks");

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Amended and Restated Credit Agreement, dated as of March 14, 2001, as amended by First Amendment to Credit Agreement dated as of July 23, 2001 and Second Amendment to Credit Agreement dated as of January 31, 2002 (as so amended, the "Credit Agreement");

WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

    Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
    Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by adding the following new definitions in appropriate alphabetical sequence, and, to the extent any such defined terms were previously included in the Credit Agreement, by deleting such previous definitions:

    "Commitment Reduction Dates" means (i) the Third Amendment Effective Date, (ii) January 31, 2003 and (iii) April 30, 2003.

    "Consolidated EBITDA" means at any date the sum of the following, on a consolidated basis in accordance with GAAP for the Borrower and its Consolidated Subsidiaries, calculated at the end of each Fiscal Quarter for the Fiscal Quarter most recently ended and the immediately preceding 3 Fiscal Quarters (and (1) with respect to any Consolidated Subsidiary acquired during such 4 Fiscal Quarter period, such Consolidated Subsidiary shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary during such entire 4 Fiscal Quarter period, and (2) Stereo Optical Company, Inc. and, from and after an Approved Gerber Coburn Sale, Gerber Coburn, shall be excluded from such calculations in the Fiscal Quarter of the sale and the immediately preceding 3 Fiscal Quarters): (i) Consolidated Net Income; plus (ii) Consolidated Interest Expense; plus (iii) Consolidated Taxes; plus (iv) depreciation expense; plus (v) amortization expense; plus (vi) for all periods prior to and including (but not after) the Fourth Fiscal Quarter of the 2002 Fiscal Year, other non-cash charges.

    "Termination Date" means whichever is the earliest of (i) August 15. 2003, (ii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, and (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.07.

    "Third Amendment Effective Date" means July 26, 2002.

    Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

    "Applicable Margin" means: (i) for the period commencing on the Third Amendment Effective Date to and including the first Performance Pricing Determination Date after the Third Amendment Effective Date, (x) for any Base Rate Loan, 1.00% and (y) for each Fixed Rate Loan, 2.50% and (ii) from and after the first Performance Pricing Determination Date after the Third Amendment Effective Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below, the type of Loan and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

Leverage Ratio < 2.0 to 1.0	Base Rate Applicable Margin 0.00%	Euro-Dollar Rate Applicable Margin 1.175%
≥ 2.0 to 1.0 but < 2.5 to 1.0	0.00%	1.75%
≥ 2.5 to 1.0 but < 3.0 to 1.0	0.00%	2.25%
≥ 3.0 to 1.0 but < 3.5 to 1.0	1.00%	2.50%
≥ 3.50 to 1.0 but < 4.25 to 1.0	1.00%	3.00%
≥ 4.25 to 1.0	1.00%	3.50%

  In determining interest for purposes of this Section 2.05 and fees for purposes of Section 2.06(ii), the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to Section 2.06(ii), the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date on which such financial statements are delivered pursuant to Section 5.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (x) for Fixed Rate Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; (y) in the event the financial statements are not timely delivered pursuant to Section 5.01(a) or (b), thus resulting in a Default, the Applicable Margin shall be the highest percentage set forth above, commencing on the date of such Default, until such Default is cured, however, if such Default is not cured, but becomes an Event of Default, then interest shall be subject to Section 2.05(f), and (z) no fees or interest shall be decreased pursuant to this Section 2.05 or Section 2.06(ii) if a Default or Event of Default is in existence on the Performance Pricing Determination Date.

  Amendment to Section 2.06. Section 2.06 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  Section 2.06. Fees. The Borrower shall pay to the Agent: (i) for the sole account of the Agent, the fees payable to it pursuant to the Arranger's Letter Agreement, payable at the times specified therein; and (ii) for the ratable account of each Bank, a facility fee, calculated in the manner provided in the last paragraph of Section 2.05(a), if applicable, on the aggregate daily amount of such Bank's Commitment, at a rate per annum equal to (x) for the period commencing on the Third Amendment Effective Date to and including the first Performance Pricing Determination Date after the Third Amendment Effective Date, 0.50% and (y) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

Leverage Ratio	Facility Fee
< 2.0 to 1.0	0.20%
≥ 2.0 to 1.0 but < 2.5 to 1.0	0.25%
≥ 2.5 to 1.0 but < 3.0 to 1.0	0.40%
≥ 3.0 to 1.0 but < 3.5 to 1.0	0.50%
≥ 3.50 to 1.0 but < 4.25 to 1.0	0.75%
≥ 4.25 to 1.0	1.00%

  Such facility fees shall accrue from and including the Third Amendment Effective Date up to the Termination Date and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

  Amendment to Section 2.07. Section 2.07 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 2.07. Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce the Unused Commitment from time to time by an aggregate amount of at least $5,000,000 and any larger incremental multiple of $1,000,000. The Borrower hereby irrevocably and voluntarily elects to reduce the Commitments to the Commitment levels set forth below on the Commitment Reduction Dates set forth below (to the extent not already reduced to or below such levels as a result of the application of Section 2.08(b)):

Commitment Reduction Date	New Commitment Level
Third Amendment Effective Date	$134,400,000
January 31, 2003	$119,400,000
April 30, 2003	$80,000,000

  Amendment to Section 5.16. Section 5.16 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 5.16. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.17 and except:

  (i) loans or advances to employees (other than travel advances) not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on March 31, 1998;

  (ii) deposits required by government agencies or public utilities;

  (iii) loans or advances from (1) the Borrower to any Guarantor, or from any Guarantor or other Subsidiary to the Borrower or any Guarantor, (2) from the Borrower or any Guarantor to Spandex, until the UK Reorganization, and thereafter, so long as any such loans which were made prior to the UK Reorganization to Spandex continue to be evidenced by an Intercompany Note of Spandex which has been pledged pursuant to the Intercompany Note Pledge Agreement as contemplated in Section 5.25;

  (iv) loans and advances in existence on the date of the Original Agreement described on Schedule 5.16 in an aggregate outstanding principal amount not exceeding $24,062,192 at any one time;

  (v) loans or advances made by the Borrower or any Guarantor to a Material Foreign Subsidiary, provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement (including from GVCC to UK Holdco evidenced by the UK Holdco Note in connection with the UK Reorganization, subject to the satisfaction of the UK Reorganization Conditions);

  (vi) loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to Foreign Subsidiaries that are not Material Foreign Subsidiaries consisting of Repatriation Loans (but only to the extent such loans and advances constitute Repatriation Loans, with the amount of any particular loan or advance which does not constitute a Repatriation Loan being subject to clause (vii)), provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement, and provided further that the aggregate amount of all Repatriation Loans outstanding at any time after August 15, 2000 shall not exceed $10,000,000;

  (vii) loans and advances made by any Foreign Subsidiary that is not a Material Foreign Subsidiary to the Borrower, any of the Guarantors or any other Subsidiary; and

  (viii) loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to any Foreign Subsidiary, not otherwise permitted by this Section 5.16 and not exceeding $15,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

  Amendment to Section 5.20. Section 5.20 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 5.20. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than $77,000,000, less the amount of any non-cash loss from the sale of Gerber Coburn in an Approved Gerber Coburn Sale, plus the sum of: (i) 75% of the cumulative Consolidated Net Income of the Borrower and its Consolidated Subsidiaries during any period after April 30, 2002 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Consolidated Net Income for purposes of this clause (i), any Fiscal Quarter in which the Consolidated Net Income of the Borrower and its Consolidated Subsidiaries is negative; and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after April 30, 2002, calculated quarterly at the end of each Fiscal Quarter.

  Amendment to Section 5.21. Section 5.21 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 5.21. Leverage Ratio. The Leverage Ratio will not at any time exceed the applicable ratios set forth below during the period from the last day of each Fiscal Quarter set forth below through and including the day immediately prior to the last day of the next Fiscal Quarter set forth below (references are to Fiscal Quarters and Fiscal Years):

Fiscal Quarter	Ratio
1st FQ of FY2003	3.40 to 1.0
2nd FQ of FY2003	3.30 to 1.0
3rd FQ of FY2003	3.10 to 1.0
4th FQ of FY2003	2.80 to 1.0
1st FQ of FY2004	2.70 to 1.0

  Amendment to Section 5.22. Section 5.22 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 5.22. Consolidated Fixed Charges Coverage Ratio. At the end of each Fiscal Quarter, the Consolidated Fixed Charges Coverage Ratio shall not have been less than the applicable ratios set forth below for the applicable periods set forth below (references are to Fiscal Quarters and Fiscal Years):

Fiscal Quarter	Ratio
1st FQ of FY2003	1.5 to 1.0
2nd FQ of FY2003	1.5 to 1.0
3rd FQ of FY2003	1.5 to 1.0
4th FQ of FY2003	1.5 to 1.0
1st FQ of FY2004	1.5 to 1.0

  Amendment to Section 5.23. Section 5.23 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 5.23. Subsidiary Debt. The Borrower shall not permit: (A) if the UK Reorganization is effected, either GVCC or UK Holdco to create, assume or suffer to exist any Debt, except on account of intercompany Debt permitted by Section 5.16(iii); or (B) any other Consolidated Subsidiary to create, assume or suffer to exist any Debt, except (i) Debt in existence on the date hereof (or incurred pursuant to a revolving credit commitment in existence on the date hereof) and listed on Schedule 5.23 and not described in any other clause of this Section 5.23, and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; (ii) intercompany Debt permitted by Section 5.16; (iii) Debt to the Bank created under the Loan Documents, (iv) contingent obligations under the GECC Vendor Program up to $85,000,000, (v) Debt arising from overdraft protection provided to any Foreign Subsidiary by any of its depositary banks, provided that any such Debt is payable in not less than 1 week from the date incurred and the aggregate amount of such Debt outstanding at any time of all Foreign Subsidiaries does not exceed the amount of $5,000,000 (or the Dollar equivalent thereof, if not in Dollars) and (vi) other Debt which does not at any time exceed an aggregate for Debt of all Subsidiaries of $5,000,000.

  Amendment to Section 5.26(e)(i) and (ii). Each of clauses (i) and (ii) of Section 5.26(e) of the Credit Agreement hereby is amended by deleting the words "within 90 days after the Second Amendment Effective Date" in the first line of each such clause and substituting therefor the words "on or before December 31, 2002".
  Amendment to Section 5.27. Section 5.27 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 5.27. Revenues. At the end of each Fiscal Month, the net revenues of the Borrower and its Consolidated Subsidiaries for the Fiscal Month just ended and the immediately preceding 5 Fiscal Months shall not be less than the amounts set forth below for the applicable periods set forth below (references are to Fiscal Months):

Fiscal Month	Minimum Net Revenue
2nd FM of FY 2003	$248,000,000
3rd FM of FY2003	$240,000,000
4th FM of FY 2003	$234,900,000
5th FM of FY 2003	$232,000,000
6th FM of FY 2003	$217,300,000
7th FM of FY 2003	$209,800,000
8th FM of FY 2003	$207,100,000
9th FM of FY 2003	$207,400,000
10th FM of FY 2003	$209,200,000
11th FM of FY 2003	$209,700,000
12th FM of FY 2003	$207,400,000
1st FM of FY 2004	$207,700,000
2nd FM of FY 2004	$211,400,000
3rd FM of FY 2004	$212,400,000

  Amendment to Section 5.28. Section 5.28 of the Credit Agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

  SECTION 5.28. Capital Expenditures. Aggregate Capital Expenditures for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall not exceed $7,000,000.

  Amendment to Exhibit F (Compliance Certificate). Exhibit F to the Credit Agreement hereby is amended by deleting it in its entirety, and substituting therefor Exhibit F to this Third Amendment.
  Extension Fee. The Borrower hereby agrees that, if the Loans have not been paid in full on or before December 31, 2002, the Borrower shall pay to the Agent, for the ratable benefit of the Banks, an extension fee equal to 0.50% of the aggregate amount of the Commitments on such date (or, if the Commitments have been terminated, the aggregate outstanding principal amount of the Loans as of such date), which extension fee as of such date shall be fully earned and non-refundable.
  Restatement of Financial Reporting; Restatement of Representations and Warranties. The Borrower previously informed the Agent and the Banks that as a result of an internal review of its financial reporting for the period beginning January 1, 1998 through the Fiscal Year ending April 30, 2002 in response to an investigation by the Securities and Exchange Commission into the Borrower's inventory and reserve accounting practices and related disclosures, it will restate its prior financial statements for such period (the "Restatement") on July 29, 2002. The Borrower hereby represents and warrants that, after giving effect to the Restatement, as of April 30, 2002, its (i) Consolidated Net Worth will be not less than $80,000,000, (ii) its Leverage Ratio will not be more than 3.5 to 1.0 and (iii) its Consolidated Fixed Charges Coverage Ratio will not be less than 1.5 to 1.0. Subject to giving effect to the Restatement and the provisions of the Credit Agreement, as amended by this Third Amendment, the Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Third Amendment and all other loan documents executed and/or delivered in connection herewith, except where such representations relate specifically to a prior date. The Agent and the Banks hereby irrevocably waive any Default or Event of Default arising out of the Restatement prior to the Third Amendment Effective Date; provided, however, that such waiver does not apply to any Default or Event of Default arising under the Credit Agreement after giving effect to this Third Amendment or from of a breach of any of the representations and warranties contained in the second sentence of this Section 16 or any other representation and warranty contained in this Third Amendment, and the right of the Agent and the Banks to assert a Default or Event of Default arising under the Credit Agreement after giving effect to this Third Amendment or from a breach of any of the representations and warranties contained in the second sentence of this Section 16 or any other representation and warranty contained in this Third Amendment hereby is expressly reserved. The Borrower has indicated that, due to the timing of and work related to the Restatement, KPMG Peat Marwick LLP may not be in a position to furnish the certification regarding the Borrower's financial statements for the Fiscal Year just ended pursuant to Section 5.01(a) of the Credit Agreement within the 90 day period required by such Section 5.01(a), and the Agent and the Banks hereby consent to the delivery of such financial statements with such certification, together with the Compliance Certificate for such Fiscal Year, after such 90 day period, without giving rise to a Default or Event of Default, so long as they are delivered no later than August 13, 2002. This Third Amendment shall be deemed to be a document delivered pursuant to the Credit Agreement for purposes of Section 6.01(d) of the Credit Agreement.
  Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents are in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
  Ratification. Subject to Section 16 hereof, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.
  Counterparts; Facsimile Signatures. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, which may be delivered by facsimile, each of which when so executed and delivered (including by facsimile only) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
  Section References. Section titles and references used in this Third Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
  No Default; Absence and Waiver of Defenses; Conduct of the Agent and the Banks. To induce the Agent and the Banks to enter into this Third Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of July 24, 2002, the outstanding principal balance of the Loans was $104,405,000 for Dollar Loans, 5,305,000 Euros for Foreign Currency Loans in Euros and 4,225,000 pounds for Foreign Currency Loans in British pounds sterling, plus accrued and unpaid interest and fees (and the Agent acknowledges the correctness of the foregoing amounts), and that as of such date and the date hereof, subject to giving effect to the Restatement and the provisions of the Credit Agreement, as amended by this Third Amendment, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement or any of the other Loan Documents. The Borrower and each Guarantor (by execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof) further acknowledges that, to the best of its knowledge, through the date hereof, the Agent and each of the Banks (i) have acted in good faith and in a commercially reasonable manner in their relationships with the Borrower and such Guarantor in connection with this Third Amendment and in connection with the Loans and other obligations and the Loan Documents, (ii) have not breached any term or condition of any Loan Document, (iii) are not in any way responsible or liable for the previous or current condition or any deterioration of the business operations and/or financial condition of the Borrower or any Guarantor and (iv) for themselves and their successors and assigns, release, remise, acquit and forever discharge the Agent, each Bank, and each of their subsidiaries and affiliates, and all employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns of the foregoing (collectively, the "Released Parties") from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, direct or indirect, at law or in equity, of whatever nature or kind, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way related or connected to this Third Amendment, the Credit Agreement, or the other Loan Documents; but excluding things done, omitted or suffered to be done which arise out of relationships and agreements not pertaining directly to the relationship of obligor/obligee under the Credit Agreement or the other Loan Documents, such as under Cash Management Agreements and Hedging Agreements, and excluding things done, omitted or suffered to be done which are not known or suspected by the Borrower and the Guarantors and as to which they have no reason to know or suspect as of the date hereof, and represent and warrant that they have not purported to transfer, assign or otherwise convey any of their right, title or interest in any matter released hereby to any other Person.
  Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.
  Governing Law. This Third Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.
  Entire Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto are expressly superseded hereby. The execution of this Third Amendment was not based upon any facts or materials provided by any Released Party (as defined in Section 21 hereof), nor was the Borrower or any Guarantor induced to execute this Third Amendment or the Consent and Reaffirmation of Guarantors at the end hereof by any representation, statement or analysis made by any Released Party not expressly set forth herein, in the Credit Agreement, or in the other Loan Documents.
  Conditions Precedent. This Third Amendment shall become effective only upon receipt by counsel for the Agent of the following items:

(a) from each of the parties hereto of either (i) 10 duly executed counterparts of this Third Amendment signed by such party, and of the Consent and Reaffirmation of Guarantors at the end hereof signed by each Guarantor, or (ii) a facsimile transmission of an executed counterpart of this Third Amendment and of such Consent and Reaffirmation of Guarantors, with the 10 original counterparts to be sent to counsel for the Agent by overnight courier;

(b) notification from the Agent that the Agent has received, or has made arrangements satisfactory to it for its receipt, of (i) for the ratable account of the Banks, an amendment fee in an aggregate amount equal to 0.25% of the aggregate Commitments (after giving effect to the reduction on the Third Amendment Effective Date pursuant to Section 2.07 of the Credit Agreement as amended hereby), and (ii) for its own account, the fees and expenses payable pursuant to separate agreement with the Agent, which fees shall be deemed to be fully earned and non-refundable.

[Signatures Contained on Next Page]

IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Third Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

GERBER SCIENTIFIC, INC.

By: (SEAL)

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WACHOVIA BANK, N.A. AND FIRST UNION NATIONAL BANK),

as Agent and as a Bank

By: (SEAL)

FLEET NATIONAL BANK,

as a Bank

By: (SEAL)

Title:

BNP PARIBAS,

as a Bank

By: (SEAL)

Title:

JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), as a Bank

By: (SEAL)

Title:

ABN AMRO BANK N.V.,

as a Bank

By: (SEAL)

Title:

CITIZENS BANK OF MASSACHUSETTS,

as a Bank

By: (SEAL)

Title:

HARRIS TRUST AND SAVINGS BANK,

as a Bank

By: (SEAL)

Title:

GE CAPITAL CFE, INC.,

as a Bank

By: (SEAL)

Title:

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

EACH OF THE UNDERSIGNED (i) ACKNOWLEDGES RECEIPT OF THE FOREGOING THIRD AMENDMENT TO CREDIT AGREEMENT (the "THIRD AMENDMENT"); (ii) CONSENTS TO THE EXECUTION AND DELIVERY OF THE THIRD AMENDMENT; (iii) REAFFIRMS ALL ITS OBLIGATIONS AND COVENANTS UNDER THE GUARANTY EXECUTED BY IT (DIRECTLY OR BY JOINDER AGREEMENT) AS VALID AND ENFORCEABLE WITHOUT DEFENSE, COUNTERCLAIM, CLAIM OR OBJECTION; (iv) AGREES TO BE BOUND BY AND INCORPORATES BY REFERENCE HEREIN AS FULLY AS IF SET FORTH HEREIN THE PROVISIONS OF SECTIONS 21 AND 24 OF THE THIRD AMENDMENT PERTAINING TO THE GUARANTORS AND (v) AGREES THAT NONE OF ITS OBLIGATIONS AND COVENANTS SHALL BE AFFECTED BY THE EXECUTION AND DELIVERY OF THE THIRD AMENDMENT, EXCEPT TO THE EXTENT PROVIDED IN THE THIRD AMENDMENT AS OF THE THIRD AMENDMENT EFFECTIVE DATE (AS DEFINED IN THE CREDIT AGREEMENT, AS AMENDED BY THE THIRD AMENDMENT).

GERBER TECHNOLOGY, INC. as a Guarantor			GERBER VENTURE CAPITAL CORP. as a Guarantor

By		(SEAL)	By		(SEAL)
	Title:			Title:

GERBER SCIENTIFIC PRODUCTS, INC. as a Guarantor			GERBER COBURN OPTICAL INTERNATIONAL, INC. as a Guarantor

By		(SEAL)	By		(SEAL)
	Title:			Title:

GERBER COBURN OPTICAL, INC. as a Guarantor			GERBER TECHNOLOGY VENTURE COMPANY, as a Guarantor

By		(SEAL)	By		(SEAL)
	Title:			Title:

Exhibit F

COMPLIANCE CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement dated as of March 14, 2001, as amended by First Amendment to Credit Agreement dated as of July 23, 2001, Second Amendment to Credit Agreement dated as of January 31, 2002 and Third Amendment to Credit Agreement dated as of July 26, 2002 (as so amended, and as hereafter modified and supplemented and in effect from time to time, the "Credit Agreement") among Gerber Scientific, Inc., as Borrower, the banks listed on the signature pages thereof, and Wachovia Bank, National Association, as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 5.01(d) of the Credit Agreement, ____________________, the duly authorized ____________________ of Gerber Scientific, Inc., hereby certifies to the Bank that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _______________, ______, and that no Default is in existence on and as of the date hereof.

Date: _____________, 200__

GERBER SCIENTIFIC, INC.

By:
Title:

GERBER SCIENTIFIC, INC.
COMPLIANCE CHECK LIST
_______________

_______________, ______

1. Loans and Advances (Section 5.16)

Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.17 and except:

(i) loans or advances to employees (other than travel advances) not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on March 31, 1998;

(ii) deposits required by government agencies or public utilities;

(iii) loans or advances from (1) the Borrower to any Guarantor, or from any Guarantor or other Subsidiary to the Borrower or any Guarantor, (2) from the Borrower or any Guarantor to Spandex, until the UK Reorganization, and thereafter, so long as any such loans which were made prior to the UK Reorganization to Spandex continue to be evidenced by an Intercompany Note of Spandex which has been pledged pursuant to the Intercompany Note Pledge Agreement as contemplated in Section 5.25;

(iv) loans and advances in existence on the date of the Original Agreement described on Schedule 5.16 in an aggregate outstanding principal amount not exceeding $24,062,192 at any one time;

(v) loans or advances made by the Borrower or any Guarantor to a Material Foreign Subsidiary, provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement (including from GVCC to UK Holdco evidenced by the UK Holdco Note in connection with the UK Reorganization, subject to the satisfaction of the UK Reorganization Conditions);

(vi) loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to Foreign Subsidiaries that are not Material Foreign Subsidiaries consisting of Repatriation Loans (but only to the extent such loans and advances constitute Repatriation Loans, with the amount of any particular loan or advance which does not constitute a Repatriation Loan being subject to clause (vii)), provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement, and provided further that the aggregate amount of all Repatriation Loans outstanding at any time after August 15, 2000 shall not exceed $10,000,000;

(vii) loans and advances made by any Foreign Subsidiary that is not a Material Foreign Subsidiary to the Borrower, any of the Guarantors or any other Subsidiary; and

(viii) loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to any Foreign Subsidiary, not otherwise permitted by this Section 5.16 and not exceeding $15,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

(a)	To Employees	$
	Limitation	$1,000,000
(b)

Loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to Foreign Subsidiaries that are not Material Foreign Subsidiaries consisting of Repatriation Loans (outstanding after the Amendment Effective Date)

		$
	Limitation	$10,000,000
(c)	Loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to any Foreign Subsidiary not otherwise permitted	$
	Limitation	$15,000,000

2. Investments (Section 5.17)

Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.16 and except Investments in (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America or the United Kingdom, in each case maturing within one year, (ii) certificates of deposit, banker's acceptances and time deposits maturing within 6 months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any commercial bank organized under the laws of the United States of America or any State thereof or under the laws of any jurisdiction in which the Borrower or any of its Subsidiaries is doing business, provided that such bank or its rated Affiliate is rated A1 or the equivalent by S&P or A+ or the equivalent thereof by Moody's, (iii) commercial paper maturing within 9 months from the date of acquisition thereof and, at such date of acquisition, rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (ii) above, (vi) Investments existing on the date of the Original Agreement and set forth on Schedule 5.17, to the extent such Investments would not be permitted under any other clause of this Section, and Investments made as part of the UK Reorganization, subject to satisfaction of the UK Reorganization Conditions, (vii) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business, (viii) Hedging Agreements entered into to mitigate interest rate, exchange rate, commodity price or other risks incurred by the Borrower and the Subsidiaries in the ordinary course of business and not for speculative purposes, (ix) Investments in Guarantors and/or (x) other Investments which do not violate Section 5.03 and which do not at any time exceed (A) $10,000,000 for any Investment, or (B) $30,000,000 in the aggregate for all Investments made after the Closing Date, so long as, after giving effect to such Investment, the Leverage Ratio does not exceed 2.0 to 1.0 and the Borrower has delivered to the Agent prior to making any such Investment a pro forma Compliance Certificate that is acceptable to Agent in all material respects, demonstrating compliance with the foregoing and with Sections 5.20, 5.22 and 5.23, provided, however, that immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing. Notwithstanding anything in the foregoing to the contrary, the Borrower and its Subsidiaries shall not maintain, or permit to be maintained, more than an aggregate amount of the Dollar Equivalent of (1) $13,000,000 on any one Fixed Rate Business Day or (2) $10,000,000 on any 7 consecutive Fixed Rate Business Days in cash and short term Investments outside the United States of America (including its states, territories and possessions and the District of Columbia) and not maintained with Agent, a Bank or an Approved Depositary.

(a)

Investments (list Investment separately) during the current Fiscal Year which do not violate Section 5.03 and which are not permitted by clauses (i) through(ix), inclusive, and are not maintained with the Agent, a Bank or an Approved Depositary

$ $ $
	Limitation for each such Investment:	$10,000,000
(b)	Aggregate Investments since the Closing Date	$
	Limitation:	$30,000,000
(c)	Leverage Ratio (line (c) of paragraph 5 below)	___ to 1.0
	Limitation	$ 2.0 to 1.0
(d)	cash and short term Investments outside the United States of America	$_________
	Limitation	$13,000,000 any day, $10,000,000 any 7 Fixed Rate Business Days

3. Liens (Section 5.18)

None of the Borrowers' nor any Subsidiary's property is subject to any Lien securing Debt, except for:

Description of Lien and Property subject to same		Amount of Debt Secured
a.	___________________________	$
b.	___________________________	$
c.	___________________________	$
d.	___________________________	$
e.	___________________________	$
f.	___________________________	$
	Total	$
$

4. Minimum Consolidated Net Worth (Section 5.20)

Consolidated Net Worth will at no time be less than $77,000,000, less the amount of any non-cash loss from the sale of Gerber Coburn in an Approved Gerber Coburn Sale, plus the sum of: (i) 75% of the cumulative Consolidated Net Income of the Borrower and its Consolidated Subsidiaries during any period after April 30, 2002 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Consolidated Net Income for purposes of this clause (i), any Fiscal Quarter in which the Consolidated Net Income of the Borrower and its Consolidated Subsidiaries is negative; and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after April 30, 2002, calculated quarterly at the end of each Fiscal Quarter.

(a)	non-cash loss in an Approved Gerber Coburn Sale, if applicable	$
(b)	Cumulative positive Consolidated Net Income since April 30, 2002	$
(c)	75% of (b)	$
(d)	Aggregate Net Proceeds of Capital Stock issued since April 30, 2002	$
(e)	sum of $77,000,000, less (a), plus (c), plus (d)	$
(f)	Shareholders' equity	$
(g)	Redeemable Preferred Stock	$
(h)	Consolidated Net Worth sum of (f), less (g)	$
Limitation: (h) must not be less than (e)

5. Leverage Ratio (Section 5.21)

The Leverage Ratio will not at any time exceed the applicable ratios set forth below during the period from the last day of each Fiscal Quarter set forth below through and including the day immediately prior to the last day of the next Fiscal Quarter set forth below (references are to Fiscal Quarters and Fiscal Years):

Fiscal Quarter	Ratio
1st FQ of FY2003	3.40 to 1.0
2nd FQ of FY2003	3.30 to 1.0
3rd FQ of FY2003	3.10 to 1.0
4th FQ of FY2003	2.80 to 1.0
1st FQ of FY2004	2.70 to 1.0

(a)	Consolidated Total Debt Schedule 1	$
(b)	Consolidated EBITDA Schedule 2	$
(c)	Actual ratio of (a) to (b)	$
	Maximum ratio	[3.40 to 1.0] [3.20 to 1.0] [3.10 to 1.0] [2.80 to 1.0] [2.70 to 1.0]

6. Consolidated Fixed Charges Coverage Ratio (Section 5.22)

At the end of each Fiscal Quarter, the Consolidated Fixed Charges Coverage Ratio shall not have been less than the applicable ratios set forth below for the applicable periods set forth below (references are to Fiscal Quarters and Fiscal Years):

Fiscal Quarter	Ratio
1st FQ of FY2003	1.5 to 1.0
2nd FQ of FY2003	1.5 to 1.0
3rd FQ of FY2003	1.5 to 1.0
4th FQ of FY2003	1.5 to 1.0
1st FQ of FY2004	1.5 to 1.0

(a)	Consolidated EBITDAR Schedule 2	$
(b)	Consolidated Capital Expenditures Schedule 3	$
(c)	sum of (a) less (b)	$
(d)	Consolidated Interest Expense Schedule 2	$
(e)	Consolidated Dividends Schedule 4	$
(f)	Consolidated Taxes Schedule 2	$
(g)	Consolidated Net Rental Expense Schedule 2	$
(h)	sum of (d), plus (e), plus (f) plus (g)	$
(i)	Actual ratio of (c) to (h)	_____ to 1.0
	Minimum ratio	1.5 to 1.00

7. Subsidiary Debt (Section 5.23)

The Borrower shall not permit: (A) if the UK Reorganization is effected, either GVCC or UK Holdco to create, assume or suffer to exist any Debt, except on account of intercompany Debt permitted by Section 5.16(iii); or (B) any other Consolidated Subsidiary to create, assume or suffer to exist any Debt, except (i) Debt in existence on the date hereof (or incurred pursuant to a revolving credit commitment in existence on the date hereof) and listed on Schedule 5.23 and not described in any other clause of this Section 5.23, and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; (ii) intercompany Debt permitted by Section 5.16; (iii) Debt to the Bank created under the Loan Documents, (iv) contingent obligations under the GECC Vendor Program up to $85,000,000, (v) Debt arising from overdraft protection provided to any Foreign Subsidiary by any of its depositary banks, provided that any such Debt is payable in not less than 1 week from the date incurred and the aggregate amount of such Debt outstanding at any time of all Foreign Subsidiaries does not exceed the amount of $5,000,000 (or the Dollar equivalent thereof, if not in Dollars) and (vi) other Debt which does not at any time exceed an aggregate for Debt of all Subsidiaries of $5,000,000.

(a)	aggregate contingent obligations under GECC Vendor Program Arrangement	_____ to 1.0
	Limitation	$85,000,000
(b)	Debt arising from overdraft protection	$_________
	Limitation	$_________
(c)	Debt not permitted by clauses (i) through (v), inclusive	$
	Limitation	$5,000,000

8. Minimum Net Revenues (Section 5.27).

At the end of each Fiscal Month, the net revenues of the Borrower and its Consolidated Subsidiaries for the Fiscal Month just ended and the immediately preceding 5 Fiscal Months shall not be less than the amounts set forth below for the applicable periods set forth below (references are to Fiscal Months):

Fiscal Month	Minimum Net Revenue
2nd FM of FY 2003	$248,000,000
3rd FM of FY2003	$240,000,000
4th FM of FY 2003	$234,900,000
5th FM of FY 2003	$232,000,000
6th FM of FY 2003	$217,300,000
7th FM of FY 2003	$209,800,000
8th FM of FY 2003	$207,100,000
9th FM of FY 2003	$207,400,000
10th FM of FY 2003	$209,200,000
11th FM of FY 2003	$209,700,000
12th FM of FY 2003	$207,400,000
1st FM of FY 2004	$207,700,000
2nd FM of FY 2004	$211,400,000
3rd FM of FY 2004	$212,400,000

(a)	aggregate net revenues Schedule 4	$_________
Minimum

[$248,000,000]
[$240,000,000]
[$234,900,000]
[$232,000,000]
[$217,300,000]
[$209,800,000]
[$207,100,000]
[$207,400,000]
[$209,200,000]
[$209,700,000]
[$207,400,000]
[$207,700,000]
[$211,400,000]
[$212,400,000]

8. Capital Expenditures (Section 5.28). Aggregate Capital Expenditures for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall not exceed $7,000,000.

(a)	aggregate Capital Expenditures for Fiscal Quarter just ended	$
(b)	aggregate Capital Expenditures for the immediately preceding 3 Fiscal Quarters	$
(c)	sum of (a) and (b)	$
Limitation (c) may not exceed $7,000,000

Schedule 1

CONSOLIDATED TOTAL DEBT
(a)	obligations for borrowed money or evidenced by bonds, debentures, notes or other similar instruments	$
(b)	obligations as lessee under capital leases	$
(c)	obligations to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument	$
(d)	Redeemable Preferred Stock	$
(e)	3% of aggregate contingent obligations under GECC Vendor Program Arrangement	$
(f)

other obligations of Persons other than the Borrower or any Guarantor which are Guaranteed by the Borrower or any Consolidated Subsidiary (excluding contingent obligations under GECC Vendor Program Arrangement)

$
	CONSOLIDATED TOTAL DEBT sum of (a) through (f)	$

Schedule 2

CONSOLIDATED EBITDA

(a) Consolidated Net Income for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$

(b) Consolidated Interest Expense for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$

(c) Consolidated Taxes for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$

(d) Depreciation expense for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$

(e) Amortization expense for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$

(f) Other non-cash charges for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$
TOTAL CONSOLIDATED EBITDA (sum of (a) through (f))

CONSOLIDATED EBITDAR3
(a)	Consolidated EBITDA from above	$
(b)

Adjustments to add back any "pro forma" adjustments for Stereo Optical Company, Inc. and (as a result of an Approved Gerber Coburn Sale) Gerber Coburn, EBITDA contemplated in clause (2) of the definition of Consolidated EBITDA)

Stereo Optical $___________ Gerber Coburn $___________
(c)	Consolidated Net Rental Expense for:
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$
TOTAL CONSOLIDATED EBITDAR (sum of (a), plus (b) plus (c))		$

Schedule 3

CONSOLIDATED CAPITAL EXPENDITURES

Consolidated Capital Expenditures for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$

Schedule 4

NET REVENUES

Net Revenues:

_____ month _____	$___________
_____ month _____	$___________
_____ month _____	$___________
_____ month _____	$___________
_____ month _____	$___________
_____ month _____	$___________
Total	$___________

Schedule 4

CONSOLIDATED DIVIDENDS

Consolidated Dividends for:

_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
_____ quarter _____	$
Total		$